Sun Country Airlines June 2024 Exhibit 99.1

Disclaimer This presentation has been prepared by the Company for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any director, employee, agent, or adviser of or the Company. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Market Data We include statements and information in this presentation concerning our industry ranking and the markets in which we operate, including our general expectations and market opportunity, which are based on information from independent industry organizations and other third-party sources (including a third- party market study, industry publications, surveys and forecasts). While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified any third-party information and such information is inherently imprecise. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of risks. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this presentation, including financial guidance and projections and statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and general economic trends and trends in the industry and markets are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are identified and discussed in our filings with the Securities and Exchange Commission. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBIT, Adjusted EBIT Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, Adjusted CASM and free cash flow. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative or superior to GAAP measures. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. Please see the reconciliations included in the Appendix to this presentation. 2

3 8 incremental B737-800 freighters added to Sun Country fleet, bringing total freighter fleet to 20 aircraft More Aircraft Revised Amazon Air Agreement Provides Key Benefits Agreement extended to 2030 with potential further extension to 2037 Extended Term Aircraft to be provided by Amazon, as is the case with existing 12 freighters we operate No AC CAPEX • Revised economics reflect reality of higher post-covid cost environment • Steady state contribution margin of Amazon flying under the revised agreement now on par with historical passenger margins • Warrant agreement unchanged Balanced Economics Cargo economics are less seasonal and reduce earnings volatility

0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2 0 2 3 T R A S M v s 2 0 1 9 2023 ASMs vs 2019 4 Projected Growth by Segment Thru 2026 YoY Growth Rate (Block Hours) 2024 2025E 2026E Passenger segment 9% (12%) to (10%) 6% to 8% Cargo segment 5% 61% to 63% 13% to 15% • Reduction in scheduled service flying in 2025 is expected to drive significant improvement in 2025 TRASM • Excessive industry capacity growth pressuring unit revenues Balanced Growth Across the Cycle Correlation Between Growth and TRASM Source: Public filing There can be no assurance that projections or estimates of future performance will be realized.

5 Previous Guidance Update Total revenue – millions $255 to $265 $255 to $257 Economic fuel cost per gallon $2.93 $2.87 Operating income margin – percentage 4% to 7% 4% to 5% Effective tax rate 23% 23% Total system block hours - thousands 37 to 38 37 to 38 Q2 2024 Results Update Expecting favorable YoY adjusted CASM for the 3rd straight quarter